UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2025

CAPSTONE GREEN ENERGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15957	20-1514270
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

16640 Stagg Street,
Van Nuys, California	91406
(Address of principal executive offices)	(Zip Code)

(818) 734-5300

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	CGEH	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On November 5, 2025, Capstone Green Energy Holdings, Inc. (“the “Company”) issued a press release (the “Press Release”) regarding its preliminary and unaudited financial results for the quarter ended September 30, 2025. The Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a)

On October 30, 2025, Robert C. Flexon informed the Company that he resigned as a member of the Company’s Board of Directors (the “Board”), effective immediately. A copy of Mr. Flexon’s resignation email is attached hereto as Exhibit 17.1. Mr. Flexon served as a member of the Board since 2017, and was Chairman of the Board and a member of the Board’s Audit Committee. On October 31, 2025, the Board appointed Robert F. Powelson as Interim Chairman of the Board.

The resignation email cites a disagreement regarding the strategic direction of the Company, and Mr. Flexon has expressed concern about the Company’s consideration of any alternative that dilutes common stockholders but does not address the Company’s debt profile and liquidity position.

The Board remains committed to exploring available options to enhance stakeholder value and is determined to drive operational and financial success.

Mr. Flexon has been provided with a copy of this disclosure and an opportunity to respond.

(b)

On November 1, 2025, John J. Juric notified the Company of his resignation as Chief Financial Officer (serving as principal financial officer) of the Company, effective immediately.

(c)

On November 2, 2025, the Board appointed John P. Miller, a member of the Board and the Chair of the Board’s Audit Committee, as Interim Chief Financial Officer, effective immediately. In his position as Interim Chief Financial Officer, Mr. Miller will act as the Company’s principal financial officer. The Company expects to enter into an arrangement to compensate Mr. Miller for his services as Chief Financial Officer, but has not yet entered into such arrangement.

Biographical information regarding Mr. Miller, age 68, is set forth in the Company’s proxy statement for its 2025 annual meeting of stockholders, as filed with the U.S. Securities and Exchange Commission on July 2, 2025, and such information is incorporated by reference herein. No arrangement or understanding exists between Mr. Miller and any other person pursuant to which Mr. Miller was selected to serve as Interim Chief Financial Officer of the Company. There have been no other related party transactions between the Company or any of its subsidiaries and Mr. Miller reportable under Item 404(a) of Regulation S-K. Mr. Miller does not have a family relationship with any of the Company’s other directors or executive officers.

Item 7.01	Regulation FD Disclosure

On November 5, 2025, the Company issued the Press Release regarding the matters disclosed in this Current Report on Form 8-K. A copy of the Press Release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated hereby reference.

The information contained in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
17.1	Resignation Email from Robert C. Flexon dated October 30, 2025.
99.1	Press Release dated November 5, 2025 (furnished herewith).
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE GREEN ENERGY HOLDINGS, INC.

Date: November 5, 2025	By:	/s/ Vincent J. Canino
Name: Vincent J. Canino
Chief Executive Officer